                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2000


                              Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)



          California                                      77-0387041
(State or other jurisdiction of                        (I.R.S. employer
 incorporation or organization)                     identification number)


                        Commission file number:  0-25034


                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 813-8200
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Item 2.  Acquisition or Disposition of Assets.

     On May 18, 2000, Coast Bancorp ("Coast") merged (the "Merger") with and into Greater Bay Bancorp (the "Registrant") pursuant to the an Agreement and Plan of Reorganization, dated as of December 14, 1999, by and between Coast and the Registrant (the "Agreement"). In accordance with the Agreement, former shareholders of Coast received approximately 3,070,000 shares of the Registrant's common stock in exchange for each of their shares of Coast common stock. As a result of the Merger, Coast Commercial Bank ("CCB"), formerly a wholly owned subsidiary of Coast, became a wholly owned subsidiary of the Registrant. The Merger was accounted for as a pooling of interests.

     As of March 31, 2000, CCB had 6 banking offices located in Aptos, Capitola, Santa Cruz, Scotts Valley and Watsonville, California, with total assets of $409.6 million, total deposits of $313.6 million and total loans of $216.9 million. CCB will continue to conduct its banking operations at all of these locations after the Merger.

     In connection with the Merger, James Thompson, the Chairman of the Board of CCB, was appointed to the Board of Directors of GBB. In addition, David Kalkbrenner, President and Chief Executive Officer of GBB, was appointed to the Board of Directors of CCB.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Coast Bancorp Annual Report on Form 10-K for the year ended December 31, 1999, Commission file number 0-28938, filed on March 3, 2000, as amended by Form 10-K/A filed on April 6, 2000, is incorporated herein by this reference.

          Coast Bancorp Quarterly Report on Form 10-Q for the quarter ended March 31, 2000, Commission filed number 0-28938, filed on April 28, 2000, is incorporated herein by this reference.

     (b)  Pro forma financial information.

          Index to pro forma financial information:

               Pro forma Condensed Combined Balance Sheet as of March 31, 2000 Pro forma Condensed Combined Statements of Operations for the three months ended March 31, 2000 and 1999 and for the year ended December 31, 1999

     (c)  Exhibits.

     23   Consent of Deloitte & Touche LLP, Independent Auditors of Coast

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     99.1  Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31,
           2000 and unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2000 and 1999 and for the year ended December 31, 1999

Pro Forma Financial Information

     Included as Exhibit 99.1 of this Current Report on Form 8-K is unaudited pro forma condensed combined financial information. The Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000 combines the historical consolidated balance sheets of the Registrant and Coast, as if the Merger had been effective on March 31, 2000, after giving effect to certain adjustments. These adjustments are based on estimates. The Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2000 and 1999 and for the year ended December 31, 1999 present the combined results of operations of the Registrant and Coast as if the Merger had been effective at the beginning of each period.

     The unaudited pro forma condensed combined financial information and accompanying notes reflect the application of the pooling of interests method of accounting for the Merger. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of the Registrant and Coast are combined and reflected at their historical amounts.

     The pro forma combined figures shown in the unaudited pro forma condensed combined financial information are simply arithmetical combinations of the Registrant's and Coast's separate financial results; you should not assume that the Registrant and Coast would have achieved the pro forma combined results if they had actually been combined during the periods presented.

     The combined company expects to achieve merger benefits in the form of operating cost savings. The pro forma earnings, which do not reflect any direct costs or potential savings which are expected to result from the consolidation of the operations of the Registrant and Coast, are not indicative of the results of future operations. No assurances can be given with respect to the ultimate level of expense savings.

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Pro Forma Earnings with Estimated Operating Efficiencies

     The pro forma condensed combined financial information contained in Exhibit
99.1 indicates that, for the three months ended March 31, 2000, the Registrant's diluted earnings per share (before merger, nonrecurring and extraordinary items) would have been $0.72, a decline of $0.01 per share from the reported earnings before the merger with Coast. However, these pro forma earnings per share do not reflect the operating efficiencies that the Registrant has realized in all of its previous mergers. On average, the Registrant has realized operating efficiencies from its prior mergers in excess of 15% of the operating expenses of the acquired institutions. The following table details the impact of applying the Registrant's historical percentage of operating efficiencies attained on a pro forma basis to March 31, 2000 earnings:

                                                              Operating           Net             Diluted
                                                              Expenses         Income (1)         EPS (1)
                                                              --------         ----------         -------
Pro-forma before
       operating efficiencies                                                  $ 12,878           $0.72

Coast operating expenses:                                        $3,417

Greater Bay Historical Merger & Acquisition
    Operating Efficiencies                                         15.0%
                                                             ----------

Estimated Operating Efficiencies, Gross                             513

Estimated Operating Efficiencies, Net of Tax                     $  302             302           $0.02
                                                             ==========        --------

Adjusted Pro-Forma Net Income After
  Operating Efficiencies                                                       $ 13,180           $0.74
                                                                               ========

(1)  Before merger, nonrecurring and extraordinary items.

     No assurance can be given that these operating efficiencies will be achieved. Information contained under this caption constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. The Registrant's actual results may differ significantly from the results discussed in these forward-looking statements. Factors that might cause such a difference include but are not limited to difficulties in integrating the business of the newly acquired institution, the timing relating to achieving the operating efficiencies, economic conditions, competition in the geographic and business areas in which the Registrant conducts its operations and government regulation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Greater Bay Bancorp
                                                (Registrant)



Dated: May 18, 2000                 By: /s/ Steven C. Smith
                                        -------------------
                                        Steven C. Smith
                                        Executive Vice President, Chief
                                        Administrative Officer and Chief
                                        Financial Officer

                                       5
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                                 Exhibit Index
                                 -------------

23    Consent of Deloitte & Touche LLP, Independent Auditors of Coast

99.1 Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000 and unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2000 and 1999 and for the year ended December 31, 1999



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